Other Long-Term Liabilities	12 Months Ended
Dec. 31, 2022
Subclassifications of assets, liabilities and equities [abstract]
Other Long-Term Liabilities	Other Long-Term Liabilities

	2022	2021
Asset retirement obligations	$6,908	$6,806
Lease liabilities (note 8)	1,540	1,584
Share-based compensation	832	489
Transportation and processing contracts (1)	159	241
Risk management (note 19)	3	85
Other	92	127
	9,534	9,332
Less: current portion	1,373	948
	$8,161	$8,384
(1)The acquisition of Painted Pony in 2020 included product transportation and processing obligations (note 7).
ASSET RETIREMENT OBLIGATIONS
The Company’s asset retirement obligations are expected to be settled on an ongoing basis over a period of approximately 60 years and discounted using a weighted average discount rate of 5.6% (2021 – 4.0%; 2020 – 3.7%) and inflation rates of up to 2% (December 31, 2021 – up to 2%). Reconciliations of the discounted asset retirement obligations were as follows:

	2022	2021	2020
Balance – beginning of year	$6,806	$5,861	$5,771
Liabilities incurred	20	5	5
Liabilities acquired, net	11	76	13
Liabilities settled	(449)	(307)	(249)
Asset retirement obligation accretion	281	185	205
Revision of cost, inflation and timing estimates (1)	897	508	(134)
Impact of regulatory changes (2)	982	1,208	—
Change in discount rates	(1,698)	(723)	253
Foreign exchange adjustments	58	(7)	(3)
Balance – end of year	6,908	6,806	5,861
Less: current portion	495	249	184
	$6,413	$6,557	$5,677
(1)Includes normal course revisions of cost, inflation and timing estimates, as well as revisions related to the acceleration of the abandonment of Ninian field assets in the North Sea at December 31, 2022.
(2)Reflects changes to the estimated timing of settlement of the Company's asset retirement obligations due to provincial regulatory changes in Alberta, British Columbia and Saskatchewan.
Segmented Asset Retirement Obligations

	2022	2021
Exploration and Production
North America	$4,326	$4,021
North Sea	1,011	821
Offshore Africa	143	170
Oil Sands Mining and Upgrading	1,427	1,793
Midstream and Refining	1	1
	$6,908	$6,806
SHARE-BASED COMPENSATION
The liability for share-based compensation includes costs incurred under the Company’s Option and PSU plans. The Company’s Option Plan provides current employees with the right to elect to receive common shares or a cash payment in exchange for stock options surrendered. The PSU plan provides certain executive employees of the Company with the right to receive a cash payment, the amount of which is determined by individual employee performance and the extent to which certain other performance measures are met.
The Company recognizes a liability for potential cash settlements under these plans. The current portion of the liability represents the maximum amount of the liability payable within the next twelve month period if all vested stock options and PSUs are settled in cash.

	2022	2021	2020
Balance – beginning of year	$489	$160	$297
Share-based compensation expense (recovery)	804	514	(82)
Cash payment for stock options surrendered and PSUs vested	(79)	(48)	(39)
Transferred to common shares	(387)	(139)	(21)
Other	5	2	5
Balance – end of year	832	489	160
Less: current portion	559	329	119
	$273	$160	$41
Included within share-based compensation liability as at December 31, 2022 was $127 million (2021 – $90 million; 2020 – $49 million) related to PSUs granted to certain executive employees.
The fair value of stock options outstanding was estimated using the Black-Scholes valuation model with the following weighted average assumptions:

	2022	2021	2020
Fair value	$32.96	$16.98	$3.47
Share price	$75.19	$53.45	$30.59
Expected volatility	35.8%	35.5%	39.8%
Expected dividend yield	4.5%	4.4%	5.6%
Risk free interest rate	3.8%	1.1%	0.3%
Expected forfeiture rate	5.0%	4.7%	4.3%
Expected stock option life (1)	4.2 years	4.2 years	4.3 years
(1)At original time of grant.
The intrinsic value of vested stock options at December 31, 2022 was $208 million (2021 – $112 million; 2020 – $11 million).